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     As filed with the Securities and Exchange Commission on June 28, 2004.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              COHEN & STEERS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                     Delaware                                 14-1904657
--------------------------------------------------    --------------------------
    (State of Incorporation or Organization)               (I.R.S. Employer
                                                          Identification No.)

      757 Third Avenue, New York, New York                       10017
-------------------------------------------------    --------------------------
    (Address of Principal Executive Offices)                   (Zip Code)

If this form relates to the registration        If this form relates to the registration
of a class of securities pursuant to            of a class of securities pursuant to
Section 12(b) of the Exchange Act and is        Section 12(g) of the Exchange Act and is
effective pursuant to General                   effective pursuant to General
Instruction A.(c), please check the             Instruction A.(d), please check the
following box.[X]                               following box.[ ]




Securities Act registration statement file number
to which this form relates:                                  333-114027
                                                           ----------------
                                                           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


           Title of Each Class                          Name of Each Exchange on Which
           to be so Registered                          Each Class is to be Registered
           -------------------                          ------------------------------
  Common stock, par value $.01 per share                    New York Stock Exchange
----------------------------------------------   -----------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)





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Item 1:  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

                  A description of the common stock, par value $.01 per share (the "Common Stock"), of Cohen & Steers, Inc. (the "Registrant") will be contained in a prospectus, constituting part of the Registrant's Registration Statement on Form S-1 (File No. 333-114027) relating to the Common Stock, to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (such prospectus as filed pursuant to 424(b), the "Prospectus"). The description of the Common Stock contained in the Prospectus under the heading "Description of Capital Stock" is hereby incorporated by reference into this Form 8-A.

Item 2:  Exhibits.
         --------
         None.







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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          COHEN & STEERS, INC.



Date:  June 28, 2004                      By: /s/ Martin Cohen
                                              ----------------------------------
                                               Name:  Martin Cohen
                                               Title: Co-Chief Executive Officer